SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


Filed by the registrant / /

Filed by a party other than the registrant /X/

Check the appropriate box:

         / /    Preliminary Proxy Statement
         / /    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)2))
         / /    Definitive Proxy Statement
         /X/    Definitive Additional Materials
         / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12



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                  (Name of Registrant as Specified in Charter)


             THE COMMITTEE TO REVITALIZE DOMINION BRIDGE CORPORATION
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      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / /      Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was


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paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



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         (2)      Form, Schedule or Registration Statement no.:



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         (3)      Filing Party:



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         (4)      Date Filed:

                           THE COMMITTEE TO REVITALIZE
                           DOMINION BRIDGE CORPORATION

Dear Stockholder:

Please accept our thanks for sending in the Consent.

To avoid the possibility of the validity of your consent being challenged or disqualified for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed consent with the correction indicated below in the self-addressed envelope provided for your convenience.
This Consent will automatically revoke any previous consent.

o Your previous consent was unsigned. If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.

o Your previous consent was undated. Please sign and date to conform to the name shown on the consent.

o Your previous consent omitted your title of authority. If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.

o Your previous consent, as signed, did not conform to the name shown on the consent. Please date and sign this consent exactly as the registration appears on the consent, including your full title if signing other than in an individual capacity. If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate their capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

o Your previous consent, as marked, did not clearly specify your instructions. Please sign, date and clearly mark your consent.

Since time is of the essence, we would greatly appreciate your signing, dating and mailing this white consent as soon as possible. Please mail it in the envelope provided for your convenience.
Once again, we appreciate your support.

Sincerely,


GEORGESON & COMPANY INC.